Quarterly Holdings Report
for
Fidelity® Digital Health ETF
March 31, 2024
DHE-NPRT3-0524
1.9903839.102
Common Stocks - 99.9%
	Shares	Value ($)
CONSUMER STAPLES - 8.8%
Consumer Staples Distribution & Retail - 8.8%
Alibaba Health Information Technology Ltd. (a)	406,000	164,964
DocMorris AG (a)	1,588	159,646
JD Health International, Inc. (a)(b)	56,600	200,323
Ping An Healthcare and Technology Co. Ltd. (a)(b)	84,900	128,004
Redcare Pharmacy NV (a)(b)	1,232	201,779
		854,716
HEALTH CARE - 86.8%
Health Care Equipment & Supplies - 48.6%
Axonics, Inc. (a)	3,049	210,290
Cochlear Ltd.	1,482	326,334
Demant A/S (a)	4,592	228,054
DexCom, Inc. (a)	3,749	519,986
Fisher & Paykel Healthcare Corp.	18,900	289,974
I-Sens, Inc.	5,365	79,703
Inspire Medical Systems, Inc. (a)	1,335	286,745
Insulet Corp. (a)	1,886	323,260
Intuitive Surgical, Inc. (a)	1,119	446,582
iRhythm Technologies, Inc. (a)	1,778	206,248
Koninklijke Philips Electronics NV	18,130	364,313
Nevro Corp. (a)	7,607	109,845
Nihon Kohden Corp.	6,700	177,477
Omnicell, Inc. (a)	5,546	162,110
ResMed, Inc.	2,327	460,816
Sonova Holding AG	1,088	315,396
Tandem Diabetes Care, Inc. (a)	6,189	219,152
		4,726,285
Health Care Providers & Services - 14.3%
Accolade, Inc. (a)	11,949	125,226
Astrana Health, Inc. (a)	3,754	157,630
Cigna Group	590	214,282
Corvel Corp. (a)	733	192,750
Hims & Hers Health, Inc. (a)	13,060	202,038
Premier, Inc.	8,924	197,220
R1 RCM, Inc. (a)	13,711	176,598
Talkspace, Inc. Class A (a)	34,330	122,558
		1,388,302
Health Care Technology - 21.8%
CompuGroup Medical AG	4,097	126,194
Definitive Healthcare Corp. (a)	11,168	90,126
Doximity, Inc. (a)	7,263	195,447
Evolent Health, Inc. Class A (a)	6,369	208,840
GoodRx Holdings, Inc. (a)	14,954	106,173
Health Catalyst, Inc. (a)	12,903	97,160
JMDC, Inc.	4,700	113,381
Phreesia, Inc. (a)	6,048	144,729
Pro Medicus Ltd.	3,091	209,219
Sectra AB (B Shares)	9,554	185,092
Teladoc Health, Inc. (a)	12,344	186,394
Veeva Systems, Inc. Class A (a)	1,951	452,027
		2,114,782
Life Sciences Tools & Services - 2.1%
IQVIA Holdings, Inc. (a)	802	202,818
TOTAL HEALTH CARE		8,432,187
INDUSTRIALS - 2.4%
Professional Services - 2.4%
Maximus, Inc.	2,820	236,598
INFORMATION TECHNOLOGY - 1.9%
IT Services - 1.9%
Cognizant Technology Solutions Corp. Class A	2,509	183,885
TOTAL COMMON STOCKS (Cost $10,334,305)		9,707,386

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $10,334,305)	9,707,386
NET OTHER ASSETS (LIABILITIES) - 0.1%	5,989
NET ASSETS - 100.0%	9,713,375

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $530,106 or 5.5% of net assets.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	-	171,342	171,342	26	-	-	-	0.0%
Total	-	171,342	171,342	26	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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